TriQuint Announces Third Quarter 2013 Results

HILLSBORO, OREGON (USA) - October 23, 2013 - TriQuint Semiconductor, Inc. (NASDAQ: TQNT), a leading RF solutions supplier and technology innovator, announces its financial results for the quarter ended September 28, 2013, including the following highlights:

•	Revenue for the quarter grew 32% sequentially to $250.8 million

•	GAAP net income for the quarter was $13.6 million, or $0.08 per diluted share

•	Non-GAAP net income for the quarter was $26.3 million, or $0.16 per diluted share

•	Mobile Devices market revenue grew 53% sequentially and 42% over the same period a year ago

•	Acquired CAP Wireless and its Spatium™ technology

•	Won business with multiple customers with new BAW products

•	Announced 5G Wi-Fi reference designs with Broadcom

•	Introduced industry's most integrated small cell power amplifier for increasing network capacity

•	Released new 100-200 Gb/s solutions to support the worldwide build-out of optical fiber networks

Commenting on the results, Ralph Quinsey, President and Chief Executive Officer, stated, “I am pleased with the strong growth and substantially improved earnings we achieved this quarter. Strong mobile demand drove improved factory utilization while expenses were managed closely. RF content growth is being fueled by next-generation smartphones operating in a more crowded spectrum with expanding frequency requirements. TriQuint is uniquely positioned to supply high-performance solutions for the most challenging and complex RF front end requirements."

Summary Financial Results for the Three Months Ended September 28, 2013:

Revenue for the third quarter of 2013 was $250.8 million, up 25% from the third quarter of 2012 and up 32% sequentially. Revenue grew 53% and 11% in the mobile devices and defense end markets respectively, but declined 11% in the networks end market sequentially. The decline in networks was largely driven by a reduction in non-strategic foundry business.

Cash and investments decreased by $62.4 million to $26.9 million in the quarter. Growth in accounts receivable and repayment of debt drove the decline.

GAAP

Gross margin for the third quarter of 2013 was 36.8%, up sequentially from 29.8% due primarily to higher revenue and factory utilization. Operating expenses for the third quarter of 2013 were $73.4 million, consistent with the previous quarter.

Net income for the third quarter of 2013 was $13.6 million or $0.08 per diluted share, compared with a net loss of $14.9 million, or $(0.09) per share, in the previous quarter.

Non-GAAP

Gross margin for the third quarter was 38.0%, up sequentially from 31.3% due to higher revenue and improved factory utilization. Operating expenses for the quarter were $68.6 million, down 1% sequentially.

Net income for the third quarter of 2013 of $26.3 million, or $0.16 per diluted share, improved sequentially from a net loss of $10.9 million or $(0.07) per share.

Please see the discussion of non-GAAP financial measures below and the attached supplemental schedule for a reconciliation of GAAP to non-GAAP financial measures.

Outlook:

The company believes fourth quarter 2013 revenue will be between $260 million and $270 million. Fourth quarter revenue is currently 88% booked to the midpoint of this guidance. Non-GAAP gross margin is expected to be between 35% and 36%. Fourth quarter non-GAAP net income is expected to be between $0.12 and $0.14 per diluted share.

Additional Information regarding September 28, 2013 Results:
GAAP and non-GAAP financial measures are presented in the tables below (in millions, except for percentage and per share information). Non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the table later in this press release.

GAAP RESULTS

	Three Months Ended					Nine Months Ended
	Q3 2013	Q2 2013	Change vs. Q2 2013	Q3 2012	Change vs. Q3 2012	Q3 2013	Q3 2012	Change vs. Q3 2012
Revenue	$250.8	$190.1	32%	$200.8	25%	$625.1	$595.6	5%
Gross Profit	$92.2	$56.7	63%	$61.6	50%	$187.7	$169.1	11%
Gross Margin %	36.8%	29.8%	7.0%	30.7%	6.1%	30.0%	28.4%	1.6%
Op Income (loss)	$18.8	$(16.4)	215%	$(5.5)	442%	$(32.1)	$(33.5)	4%
Net Income (loss)	$13.6	$(14.9)	191%	$(11.2)	221%	$(29.3)	$(22.4)	(31)%
Inc(loss) per share	$0.08	$(0.09)	$0.17	$(0.07)	$0.15	$(0.18)	$(0.14)	$(0.04)

NON-GAAP RESULTS A

	Three Months Ended					Nine Months Ended
	Q3 2013	Q2 2013	Change vs. Q2 2013	Q3 2012	Change vs. Q3 2012	Q3 2013	Q3 2012	Change vs. Q3 2012
Revenue	$250.8	$190.1	32%	$200.8	25%	$625.1	$595.6	5%
Gross Profit	$95.2	$59.5	60%	$65.3	46%	$196.7	$180.8	9%
Gross Margin %	38.0%	31.3%	6.7%	32.5%	5.5%	31.5%	30.4%	1.1%
Op Income (loss)	$26.7	$(10.1)	364%	$3.3	709%	$(9.4)	$(7.0)	(34)%
Net Income (loss)	$26.3	$(10.9)	341%	$2.5	952%	$(11.9)	$(8.4)	(42)%
Inc(loss) per share	$0.16	$(0.07)	$0.23	$0.02	$0.14	$(0.07)	$(0.05)	$(0.02)
A	Excludes stock based compensation charges, non-cash tax (benefit) expense, certain entries associated with acquisitions and other specifically identified non-routine transactions.

Conference Call:
TriQuint will host a conference call this afternoon at 1:30 p.m. PDT to discuss the results for the quarter and our future expectations for the company. To access the conference call, please dial (888) 813-6582 domestically, or (706) 643-7082 internationally, approximately ten minutes prior to the beginning of the call, using passcode 77085822. The call can also be heard via webcast accessed through the “Investors” section of TriQuint's web site at: http://invest.triquint.com. A replay of the conference call will be available until November 6, 2013.

Non-GAAP Financial Measures:
This press release provides financial measures for non-GAAP net income (loss), diluted earnings (loss) per share, gross profit, gross margin, operating expenses and operating income (loss) that exclude equity compensation expense, non-cash tax expense (benefit), certain entries associated with acquisitions and other specifically identified non-routine items, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The charges associated with acquisitions reflect the amortization of intangible and tangible assets and changes to the earnout liability estimates recorded in connection with acquisition accounting and charged to the income statement. The non-cash tax expense (benefit) excludes certain deferred tax charges and benefits that do not currently result in a tax payment or tax refund. Management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management's and investors' ability to evaluate TriQuint's operating results.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and net income per share.

Forward-Looking Statements:
This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding strong growth in mobile demand and RF content growth; and statements under "Outlook" regarding TriQuint's anticipated fourth quarter revenues, non-GAAP gross margin and diluted earnings per share for the fourth quarter and our bookings to anticipated revenue. These forward-looking statements are statements of management's opinion and are subject to various assumptions, risks, uncertainties and changes in circumstances. Actual results may vary materially from those expressed or implied in the statements herein or from historical results, due to changes in economic, business, competitive, technological and/or regulatory factors. More detailed information about risk factors that may affect actual results are set forth in TriQuint's reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov. Except as required by law, TriQuint undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.
A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the risk factors described in TriQuint's filings with the Securities and Exchange Commission to be a complete statement of all potential risks and uncertainties.

Facts About TriQuint
Founded in 1985, TriQuint Semiconductor (NASDAQ: TQNT) is a leading RF solutions supplier and technology innovator for the world's top communications, defense and aerospace companies. People and organizations around the world need real-time, all-the-time connections; TriQuint products help reduce the cost and increase the performance of connected mobile devices and the networks that deliver critical voice, data and video communications. With the industry's broadest technology portfolio, recognized R&D leadership, and expertise in high-volume manufacturing, TriQuint creates standard and custom products using gallium arsenide (GaAs), gallium nitride (GaN), surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies. The company has ISO9001-certified manufacturing facilities in the U.S., production in Costa Rica, and design centers in North America and Germany. For more information, visit www.triquint.com.

TriQuint: Reach Further, Reach Faster™

TQNT-F

Steve Buhaly VP of Finance & Administration, CFO TriQuint Semiconductor, Inc Tel: +1.503.615.9401 E-mail: steve.buhaly@triquint.com	Grant Brown Director, Investor Relations TriQuint Semiconductor, Inc Tel: +1.503.615.9413 E-mail: grant.brown@triquint.com	Media Contact: Brandi Frye Sr. Director, Corporate Communications TriQuint Semiconductor, Inc. Tel: +1.503.615.9488 E-mail: brandi.frye@triquint.com

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)

	September 28, 2013	December 31, 2012

Assets
Current assets:
Cash and cash equivalents	$26,327	$116,653
Investments in marketable securities	553	22,305
Accounts receivable, net	173,991	132,729
Inventories	175,583	138,246
Prepaid expenses	10,635	8,938
Deferred tax assets, net	12,111	12,530
Other current assets	51,446	48,382
Total current assets	450,646	479,783
Property, plant and equipment, net	454,237	448,741
Goodwill	13,790	4,391
Intangible assets, net	25,001	23,163
Deferred tax assets – noncurrent, net	63,109	57,185
Other noncurrent assets, net	32,062	40,415
Total assets	$1,038,845	$1,053,678

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$77,588	$65,388
Accrued payroll	38,182	33,254
Other accrued liabilities	13,721	15,132
Total current liabilities	129,491	113,774
Long-term liabilities:
Long-term income tax liability	4,070	2,809
Cross-licensing liability	12,027	12,818
Other long-term liabilities	16,699	15,878
Total liabilities	162,287	145,279
Stockholders' equity:
Common stock	158	161
Additional paid-in capital	673,635	676,203
Accumulated other comprehensive loss	(363)	(366)
Retained earnings	203,128	232,401
Total stockholders' equity	876,558	908,399
Total liabilities and stockholders' equity	$1,038,845	$1,053,678

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 28, 2013	June 29, 2013	September 29, 2012	September 28, 2013	September 29, 2012

Revenues	$250,836	$190,103	$200,821	$625,148	595,553
Cost of goods sold	158,619	133,384	139,208	437,440	426,413
Gross profit	92,217	56,719	61,613	187,708	169,140

Operating expenses:
Research, development and engineering	47,023	47,107	40,871	140,201	116,029
Selling, general and administrative	26,420	25,989	26,264	79,650	86,620
Total operating expenses	73,443	73,096	67,135	219,851	202,649

Operating income (loss)	18,774	(16,377)	(5,522)	(32,143)	(33,509)

Other (expense) income:
Interest income	7	38	58	83	196
Interest expense	(1,153)	(1,137)	(666)	(3,429)	(1,329)
Gain/recovery of investment	—	421	—	421	6,957
Other, net	70	(85)	23	(324)	168
Other (expense) income, net	(1,076)	(763)	(585)	(3,249)	5,992

Income (loss) before income tax	17,698	(17,140)	(6,107)	(35,392)	(27,517)

Income tax expense (benefit)	4,137	(2,255)	5,139	(6,119)	(5,104)
Net income (loss)	$13,561	$(14,885)	$(11,246)	$(29,273)	$(22,413)

Per Share Data:
Basic per share net income (loss)	$0.09	$(0.09)	$(0.07)	$(0.18)	$(0.14)
Diluted per share net income (loss)	0.08	$(0.09)	$(0.07)	(0.18)	$(0.14)

Weighted-average shares outstanding:
Basic	157,105	159,347	163,838	159,057	165,143
Diluted	163,917	159,347	163,838	159,057	165,143

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(% of revenue)

	Three Months Ended			Nine Months Ended
	September 28, 2013	June 29, 2013	September 29, 2012	September 28, 2013	September 29, 2012

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	63.2%	70.2%	69.3%	70.0%	71.6%
Gross profit	36.8%	29.8%	30.7%	30.0%	28.4%

Operating expenses:
Research, development and engineering	18.7%	24.8%	20.3%	22.4%	19.4%
Selling, general and administrative	10.6%	13.6%	13.1%	12.7%	14.6%
Total operating expenses	29.3%	38.4%	33.4%	35.1%	34.0%

Operating income (loss)	7.5%	(8.6)%	(2.7)%	(5.1)%	(5.6)%

Other (expense) income:
Interest income	0.0%	0.0%	0.0%	0.0%	0.0%
Interest expense	(0.5)%	(0.6)%	(0.3)%	(0.6)%	(0.2)%
Gain/recovery of investment	—%	0.2%	—%	0.1%	1.2%
Other, net	0.0%	(0.0)%	0.0%	(0.1)%	0.0%
Other (expense) income, net	(0.5)%	(0.4)%	(0.3)%	(0.6)%	1.0%

Income (loss) before income tax	7.0%	(9.0)%	(3.0)%	(5.7)%	(4.6)%

Income tax expense (benefit)	1.6%	(1.2)%	2.6%	(1.0)%	(0.8)%
Net income (loss)	5.4%	(7.8)%	(5.6)%	(4.7)%	(3.8)%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended						Nine Months Ended
	September 28, 2013		June 29, 2013		September 29, 2012		September 28, 2013		September 29, 2012
	(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)
GAAP GROSS PROFIT	$92,217	36.8%	$56,719	29.8%	$61,613	30.7%	$187,708	30.0%	$169,140	28.4%
Adjustment for stock based compensation charges	1,720	0.7%	1,570	0.8%	2,549	1.3%	5,327	0.9%	6,477	1.1%
Adjustment for restructuring charges	—	—%	—	—%	—	—%	—	—%	1,763	0.3%
Adjustment for charges associated with acquisitions	1,272	0.5%	1,202	0.7%	1,185	0.5%	3,682	0.6%	3,405	0.6%
NON-GAAP GROSS PROFIT	$95,209	38.0%	$59,491	31.3%	$65,347	32.5%	196,717	31.5%	180,785	30.4%

GAAP OPERATING EXPENSES	$73,443	29.3%	$73,096	38.4%	$67,135	33.4%	$219,851	35.1%	$202,649	34.0%
Adjustment for stock based compensation charges	(5,193)	(2.1)%	(5,623)	(3.0)%	(4,815)	(2.4)%	(15,802)	(2.5)%	(15,142)	(2.5)%
Adjustment for charges associated with acquisitions	308	0.1%	2,108	1.2%	(257)	—%	2,103	0.4%	256	0.0%
NON-GAAP OPERATING EXPENSES	$68,558	27.3%	$69,581	36.6%	$62,063	31.0%	$206,152	33.0%	$187,763	31.5%

GAAP OPERATING INCOME (LOSS)	$18,774	7.5%	$(16,377)	(8.6)%	$(5,522)	(2.7)%	$(32,143)	(5.1)%	$(33,509)	(5.6)%
Adjustment for stock based compensation charges	6,913	2.8%	7,193	3.8%	7,364	3.7%	21,129	3.4%	21,619	3.6%
Adjustment for restructuring charges	—	—%	—	—%	—	—%	—	—%	1,763	0.3%
Adjustment for charges associated with acquisitions	964	0.3%	(906)	(0.5)%	1,442	0.6%	1,579	0.2%	3,149	0.5%
NON-GAAP OPERATING INCOME (LOSS)	$26,651	10.6%	$(10,090)	(5.3)%	$3,284	1.6%	$(9,435)	(1.5)%	$(6,978)	(1.2)%

GAAP NET INCOME (LOSS)	$13,561	5.4%	$(14,885)	(7.8)%	$(11,246)	(5.6)%	$(29,273)	(4.7)%	$(22,413)	(3.8)%
Adjustment for stock based compensation charges	6,913	2.8%	7,193	3.8%	7,364	3.7%	21,129	3.4%	21,619	3.6%
Adjustment for restructuring charges	—	—%	—	—%	—	—%	—	—%	1,763	0.3%
Adjustment for gain/recovery of investment	—	—%	(421)	(0.2)%	—	—%	(421)	(0.1)%	(6,957)	(1.2)%

Adjustment for non-cash tax expense (benefit)	4,482	1.8%	(2,413)	(1.4)%	4,975	2.6%	(6,243)	(1.0)%	(5,585)	(0.9)%
Adjustment for charges associated with acquisitions	1,351	0.5%	(421)	(0.2)%	1,442	0.6%	2,941	0.5%	3,174	0.6%
NON-GAAP NET INCOME (LOSS)	$26,307	10.5%	$(10,947)	(5.8)%	$2,535	1.3%	$(11,867)	(1.9)%	$(8,399)	(1.4)%

GAAP DILUTED EARNINGS (LOSS) PER SHARE	0.08		$(0.09)		$(0.07)		$(0.18)		(0.14)
Adjustment for stock based compensation charges	0.04		0.04		0.04		0.13		0.13
Adjustment for accelerated depreciation of certain machinery and equipment	—		—		—		—		0.01
Adjustment for gain/recovery of investment	0.00		—		0.00		(0.00)		(0.04)
Adjustment for non-cash tax expense (benefit)	0.03		(0.02)		0.04		(0.04)		(0.03)
Adjustment for charges associated with acquisitions	0.01		0.00		0.01		0.02		0.02
NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE	$0.16		$(0.07)		$0.02		$(0.07)		$(0.05)

Our earnings release contains forward looking estimates of non-GAAP gross margin and earnings per share for the fourth quarter of 2013. We provide these non-GAAP measures on a prospective basis for the same reasons that we provide them to investors on a historical basis. The following table provides a reconciliation of GAAP gross margin and loss per share to non-GAAP gross margin and earnings per share anticipated for the fourth quarter of 2013 based on the mid-point of guidance.

Forward Looking Q4 GAAP Gross Margin	25.7%
Adjustment for stock based compensation charges	0.8%
Adjustment for assets held for sale	8.5%
Adjustment for charges associated with acquisitions	0.5%
Forward Looking Q4 non-GAAP Gross Margin	35.5%

Forward Looking Q4 GAAP Net Loss per Share	$(0.02)
Adjustment for stock based compensation charges	0.04
Adjustment for assets held for sale	0.13
Adjustment for non-cash tax benefit	(0.03)
Adjustment for charges associated with acquisitions	0.01
Forward Looking Q4 non-GAAP Net Earnings per Share	$0.13